                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended December 31, 2005.

                               JOHN HANCOCK TRUST
            U.S. GOVERNMENT SECURITIES TRUST, STRATEGIC BOND TRUST,
                    HIGH YIELD TRUST AND SPECIAL VALUE TRUST
                MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2005

                                                       10 f-3 TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                      SHARES/PAR          DATE      EXECUTION PRICE  SELLING CONCESSION     NET PROCEEDS
----------------------------------------     ------------       ---------   ---------------  ------------------     ------------
STRATEGIC BOND TRUST
Grant Prideco Inc. (mat=8/15/2015)                200,000       7/14/2005     $   100.000          1.4380%           $ 5,080,000
SunGard Data Systems Inc. (due 08/15/13)          275,000       7/27/2005     $   100.000          2.2500%           $16,450,000
Nell AF SARL (Senior Notes mat=8/15/15)           500,000        8/4/2005     $   100.000          2.7500%           $15,420,000
Unisys Corporation (mat=10.15.2012)               725,000        9/9/2005     $   100.000          1.4400%           $10,000,000
Videotron Ltee (mat=12/15/2015)                   500,000        9/9/2005     $    99.500          1.3750%           $ 6,000,000
Pogo Producing Co. (mat=10.1.2017)                500,000       9/21/2005     $   100.000          1.7500%           $10,000,000

HIGH YIELD

Grant Prideco Inc. (mat=8/15/2015)           1,525,000.00       7/14/2005     $   100.000          1.4380%           $ 5,080,000
SunGard Data Systems Inc. (due 08/15/13)     1,950,000.00       7/27/2005     $   100.000          2.2500%           $16,450,000
Domtar Inc. (mat= 8/1/05)                    3,015,000.00        8/2/2005     $    99.904          1.0000%           $20,000,000
Nell AF SARL (Senior Notes mat=8/15/15)      3,350,000.00        8/4/2005     $   100.000          2.7500%           $15,420,000
Unisys Corporation (mat=10.15.2012)          4,975,000.00        9/9/2005     $   100.000          1.4400%           $10,000,000
Videotron Ltee (mat=12/15/2015)              3,425,000.00        9/9/2005     $    99.500          1.3750%           $ 6,000,000
Pogo Producing Co. (mat=10.1.2017)           3,425,000.00       9/21/2005     $   100.000          1.7500%           $10,000,000

                               JOHN HANCOCK TRUST
                              STRATEGIC BOND TRUST
                                RULE 10f-3 REPORT
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2005

           SETTLEMENT                         TICKER     DEAL          # OF             SIZE OF
TRADE DATE   DATE        SECURITY NAME        SYMBOL     TYPE         SHARES   PRICE    OFFERING        ALL UNDERWRITING MEMBERS
---------- ----------  -------------------    ------    -------       ------   -----    ------------  ------------------------------
7/14/2005  7/27/2005   Grant Prideco Inc.
                        (mat=8/15/2015)         GRP     Sr. Nts       200,000  100.00    200,000,000  Banc of America, Credit Suisse
                                                                                                      First Boston, Deutsche Bank,
                                                                                                      JP Morgan, Natexis
                                                                                                      Bleichroeder
7/27/2005  8/11/2005   SunGard Data Systems
                         Inc. (due 08/15/10)    SDS     Sr. Nts       275,000  100.00  1,600,000,000  Deutsche Bank, Goldman Sachs,
                                                                                                      JP Morgan, Morgan Stanley,
                                                                                                      Banc of America, RBC Capital
                                                                                                      Markets, BNY Capital Markets

8/4/2005   8/10/2005   Nell AF SARL (Senior     NELL    Sr. Nts       500,000  100.00    615,000,000  Merrill Lynch International,
                       Notes mat=8/15/15)                                                             ABN Amro, Deutsche Bank,
                                                                                                      Credit Suisse First Boston
9/9/2005   9/14/2005   Unisys Corporation
                         (mat=10.15.2012)       UIS     Sr. Nts       725,000  100.00    400,000,000  Banc of America, ABN Amro,
                                                                                                      BNP Paribas, BNY Capital
                                                                                                      Markets, Deutsche Bank, HSBC
                                                                                                      Securities, Keybanc Capital
                                                                                                      Markets, PNC Capital Markets,
                                                                                                      Scotia Capital, Wachovia
                                                                                                      Securities, Williams Capital
                                                                                                      Group
9/9/2005   9/16/2005     Videotron Ltee
                        (mat=12/15/2015)        QBRCN   Sr. Nts       500,000   99.50    175,000,000  Banc of American, BMO Nesbitt,
                                                                                                      CIBC World Markets, Credit
                                                                                                      Suisse First Boston, HSBC
                                                                                                      Bank, NBF Securities, RBC
                                                                                                      Capital Markets, Scotia
                                                                                                      Capital, TD Securities
9/21/2005  9/23/2005   Pogo Producing Co.
                         (mat=10.1.2017)        PPP     Sr. Sub Nts   500,000  100.00    500,000,000  Goldman Sachs, Banc of
                                                                                                      America, Harris Nesbitt, BNP
                                                                                                      Paribas, Scotia Capital, TD
                                                                                                      Securities, Wachovia
                                                                                                      Securities

                                                             COMMISSION,
                                                              SPREAD OR       % OF ASSETS
   AFFILIATED UNDERWRITER         SECURITY PURCHASED FROM      PROFIT          ON TRADE
-----------------------------     -----------------------    -----------      -----------
Citigroup Global Markets, Inc.        Bank of America           1.44%            0.10%
Citigroup Global Markets, Inc.        Deutsche Bank             2.25%            0.02%
Citigroup Global Markets, Inc.        Merrill Lynch             2.75%            0.08%
Citigroup Global Markets, Inc.        Bank of America           1.44%            0.18%
Citigroup Global Markets, Inc.        Bank of America           1.38%            0.29%
Citigroup Global Markets, Inc.        Goldman Sachs             1.75%            0.10%

A Certification From Salomon Brother Asset Management that all transactions were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of John Hancock Trust.

                               JOHN HANCOCK TRUST
                                HIGH YIELD TRUST
                                RULE 10f-3 REPORT
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2005

           SETTLEMENT                         TICKER     DEAL         # OF                SIZE OF
TRADE DATE   DATE         SECURITY NAME       SYMBOL     TYPE         SHARES   PRICE      OFFERING      ALL UNDERWRITING MEMBERS
---------- ----------  -------------------    ------    -------     ---------  -----   -------------  ------------------------------
7/14/2005  7/27/2005   Grant Prideco Inc.       GRP     Sr. Nts     1,525,000  100.00    200,000,000  Banc of America, Credit Suisse
                       (mat=8/15/2015)                                                                First Boston, Deutsche Bank,
                                                                                                      JP Morgan, Natexis
                                                                                                      Bleichroeder

7/27/2005  8/11/2005   SunGard Data Systems     SDS     Sr. Nts     1,950,000  100.00  1,600,000,000  Deutsche Bank, Goldman Sachs,
                       Inc.(due 08/15/13)                                                             JP Morgan, Morgan Stanley,
                                                                                                      Banc of America, RBC Capital
                                                                                                      Markets, BNY Capital Markets

8/2/2005   8/5/2005    Domtar Inc. (mat=
                        8/1/05)                 DTC     Sr. Nts     3,015,000  99.904    400,000,000  JP Morgan

8/4/2005   8/10/2005   Nell AF SARL (Senior
                        Notes mat=8/15/15)      NELL    Sr. Nts     3,350,000  100.00    615,000,000  Merrill Lynch International,
                                                                                                      ABN Amro, Deutsche Bank,
                                                                                                      Credit Suisse First Boston

9/9/2005   9/14/2005   Unisys Corporation       UIS     Sr. Nts     4,975,000  100.00    400,000,000  Banc of America, ABN Amro,
                       (mat=10.15.2012)                                                               BNP Paribas, BNY Capital
                                                                                                      Markets, Deutsche Bank, HSBC
                                                                                                      Securities, Keybanc Capital
                                                                                                      Markets, PNC Capital Markets,
                                                                                                      Scotia Capital, Wachovia
                                                                                                      Securities, Williams Capital
                                                                                                      Group

9/9/2005   9/16/2005   Videotron Ltee           QBRCN   Sr. Nts     3,425,000   99.50    175,000,000  Banc of American, BMO Nesbitt,
                       (mat=12/15/2015)                                                               CIBC World Markets, Credit
                                                                                                      Suisse First Boston,
                                                                                                      HSBC Bank, NBF Securities, RBC
                                                                                                      Capital Markets, Scotia
                                                                                                      Capital, TD Securities

9/21/2005  9/23/2005   Pogo Producing Co.       PPP     Sr. Sub     3,425,000  100.00    500,000,000  Goldman Sachs, Banc of
                       (mat=10.1.2017)                  Nts                                           America, Harris Nesbitt, BNP
                                                                                                      Paribas, Scotia Capital, TD
                                                                                                      Securities, Wachovia
                                                                                                      Securities

                                                               COMMISSION,      % OF ASSETS
AFFILIATED UNDERWRITER            SECURITY PURCHASED FROM    SPREAD OR PROFIT     ON TRADE
----------------------            -----------------------    ----------------   -----------
Citigroup Global Markets, Inc.        Bank of America            1.44%             0.76%
Citigroup Global Markets, Inc.        Deutsche Bank              2.25%             0.12%
Citigroup Global Markets, Inc.        JP Morgan                  1.00%             0.75%
Citigroup Global Markets, Inc.        Merrill Lynch              2.75%             0.54%
Citigroup Global Markets, Inc.        Bank of America            1.44%             1.24%
Citigroup Global Markets, Inc.        Bank of America            1.38%             1.96%
Citigroup Global Markets, Inc.        Goldman Sachs              1.75%             0.69%

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  Domtar Inc. (mat= 8/1/05)

ISSUE INFORMATION AND COMPARISON      THIS PURCHASE       COMPARABLE ISSUE - 1      COMPARABLE ISSUE - 2
--------------------------------      -------------       --------------------      --------------------
Issuer                               Domtar                   Unisys
Years of Issuer's Operations         >3                       >3
Market on Which Traded               Private Placement        Public
Purchase / Trade Date                8/2/2005                 9/9/2005
Offering Price                       $99.90                   $100.00
Principal Amount of Offering         $400,000,000             $400,000,000
Commission, Spread, or Profit        1.00%                    1.44%
Total Market Capitalization          N/A                      N/A
Industry or Sector                   Paper & Packaging        Technology

Underwriter?                                                          See above
Date of First Offering?                                               8/2/2005
Amount of Total Offering?                                             $400,000,000
Portfolio Assets on Trade Date?                                       -
High Yield Trust                                                      -
Strategic Bond Trust                                                  -
% of Portfolio Assets applied to Purchase?                            -
High Yield Trust                                                      -
Strategic Bond Trust                                                  -
Test Set Forth in paragraph (B)(4) of the
  Trust's Rule 10f-3 Procedures regarding
  the amount of Securities to be Purchased
  by the Fund Satisfied?                                              Yes

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  Grant Prideco Inc. (mat=8/15/2015)

ISSUE INFORMATION AND COMPARISON      THIS PURCHASE       COMPARABLE ISSUE - 1      COMPARABLE ISSUE - 2
--------------------------------      -------------       --------------------      --------------------
Issuer                               Grant                  Williams Comp.          Tenaska Alabama Part
Years of Issuer's Operations         >3                     >3                      >3
Market on Which Traded               Private Placement      Private Placement       Private Placement
Purchase / Trade Date                7/14/2005              9/8/2005                6/13/2005
Offering Price                       $100.00                $100.00                 $100.00
Principal Amount of Offering         $200,000,000           $200,000,000            $361,000,000
Commission, Spread, or Profit        1.44%                  1.38%                   1.63%
Total Market Capitalization          N/A                    N/A                     N/A
Industry or Sector                   Energy                 Energy                  Energy

Underwriter?                                                          See above
Date of First Offering?                                               7/14/2005
Amount of Total Offering?                                             $200,000,000
Portfolio Assets on Trade Date?                                       -
High Yield Trust                                                      -
Strategic Bond Trust                                                  -
% of Portfolio Assets applied to Purchase?                            -
High Yield Trust                                                      -
Strategic Bond Trust                                                  -
Test Set Forth in paragraph (B)(4) of the
  Trust's Rule 10f-3 Procedures regarding
  the amount of Securities to be Purchased
  by the Fund Satisfied?                                              Yes

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL: SunGard Data Systems Inc. (due 08/15/13)

ISSUE INFORMATION AND COMPARISON      THIS PURCHASE       COMPARABLE ISSUE - 1
--------------------------------      -------------       --------------------
Issuer                               Sungard                Novelis Inc
Years of Issuer's Operations         >3                     >3
Market on Which Traded               Private Placement      Private Placement
Purchase / Trade Date                7/27/2005              1/28/2005
Offering Price                       $100.00                $100.00
Principal Amount of Offering         $1,600,000,000         $1,400,000,000
Commission, Spread, or Profit        2.25%                  2.00%
Total Market Capitalization          N/A                    N/A
Industry or Sector                   Technology             Metals & Mining

Underwriter?                                                          See above
Date of First Offering?                                               7/27/2005
Amount of Total Offering?                                             $1,600,000,000
Portfolio Assets on Trade Date?                                       -
High Yield Trust                                                      -
Strategic Bond Trust                                                  -
% of Portfolio Assets applied to Purchase?                            -
High Yield Trust                                                      -
Strategic Bond Trust                                                  0.06%
Test Set Forth in paragraph (B)(4) of the
  Trust's Rule 10f-3 Procedures regarding
  the amount of Securities to be Purchased
  by the Fund Satisfied?                                              Yes

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  Nell AF SARL (Senior Notes mat=8/15/15)

ISSUE INFORMATION AND COMPARISON     THIS PURCHASE         COMPARABLE ISSUE - 1
--------------------------------     -------------         --------------------
Issuer                               Nell                  Goodyear Tire
Years of Issuer's Operations         >3                    >3
Market on Which Traded               Private Placement     Private Placement
Purchase / Trade Date                8/4/2005              6/20/2005
Offering Price                       $100.00               $100.00
Principal Amount of Offering         $615,000,000          $400,000,000
Commission, Spread, or Profit        2.75%                 2.25%
Total Market Capitalization          N/A                   N/A
Industry or Sector                   Chemicals             Industrial

Underwriter?                                               See above
Date of First Offering?                                    8/4/2005
Amount of Total Offering?                                  $615,000,000
Portfolio Assets on Trade Date?                            -
High Yield Trust                                           -
Strategic Bond Trust                                       -
% of Portfolio Assets applied to Purchase?                 -
High Yield Trust                                           -
Strategic Bond Trust                                       0.06%
Test Set Forth in paragraph (B)(4) of the
  Trust's Rule 10f-3 Procedures regarding
  the amount of Securities to be Purchased
  by the Fund Satisfied?                                   Yes

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  Unisys Corporation (mat=10.15.2012)

ISSUE INFORMATION AND COMPARISON     THIS PURCHASE        COMPARABLE ISSUE - 1      COMPARABLE ISSUE - 2
--------------------------------     -------------        --------------------      --------------------
Issuer                               Unisys               Hynix Semiconductor       Sanmina
Years of Issuer's Operations         >3                   >3                        >3
Market on Which Traded               Private Placement    Private Placement         Private Placement
Purchase / Trade Date                9/9/2005             9/9/2005                  2/16/2005
Offering Price                       $100.00              $99.50                    $100.00
Principal Amount of Offering         $400,000,000         $175,000,000              $400,000,000
Commission, Spread, or Profit        1.44%                1.38%                     2.00%
Total Market Capitalization          N/A                  N/A                       N/A
Industry or Sector                   Technology           Technology                Technology

Underwriter?                                              See above
Date of First Offering?                                   9/9/2005
Amount of Total Offering?                                 $400,000,000
Portfolio Assets on Trade Date?                           -
High Yield Trust                                          -
Strategic Bond Trust                                      -
% of Portfolio Assets applied to Purchase?                -
High Yield Trust                                          -
Strategic Bond Trust                                      0.06%
Test Set Forth in paragraph (B)(4) of the
  Trust's Rule 10f-3 Procedures regarding
  the amount of Securities to be Purchased
  by the Fund Satisfied?                                  Yes

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  Videotron Ltee (mat=12/15/2015)

ISSUE INFORMATION AND COMPARISON     THIS PURCHASE        COMPARABLE ISSUE - 1      COMPARABLE ISSUE - 2
--------------------------------     -------------        --------------------      --------------------
Issuer                               Videotron            Celestica Inc             Unisys Corp
Years of Issuer's Operations         >3                   >3                        >3
Market on Which Traded               Private Placement    Private Placement         Private Placement
Purchase / Trade Date                9/9/2005             6/16/2005                 9/9/2005
Offering Price                       $99.50               $100.00                   $100.00
Principal Amount of Offering         $175,000,000         $250,000,000              $150,000,000
Commission, Spread, or Profit        1.38%                1.50%                     1.44%
Total Market Capitalization          N/A                  N/A                       N/A
Industry or Sector                   Technology           Technology                Technology

Underwriter?                                              See above
Date of First Offering?                                   9/9/2005
Amount of Total Offering?                                 $175,000,000
Portfolio Assets on Trade Date?                           -
High Yield Trust                                          -
Strategic Bond Trust                                      $1,015,846,548
% of Portfolio Assets applied to Purchase?                -
High Yield Trust                                          -
Strategic Bond Trust                                      0.06%
Test Set Forth in paragraph (B)(4) of the
  Trust's Rule 10f-3 Procedures regarding
  the amount of Securities to be Purchased
  by the Fund Satisfied?                                  Yes

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  Pogo Producing Co. (mat=10.1.2017)

ISSUE INFORMATION AND COMPARISON     THIS PURCHASE        COMPARABLE ISSUE - 1      COMPARABLE ISSUE - 2
--------------------------------     -------------        --------------------      --------------------
Issuer                               Pogo                 Chesapeake Energy Corp    Colorado Interstate Gas Co
Years of Issuer's Operations         >3                   >3                        >3
Market on Which Traded               Private Placement    Private Placement         Private Placement
Purchase / Trade Date                9/21/2005            8/11/2005                 3/2/2005
Offering Price                       $100.00              $98.98                    $100.000
Principal Amount of Offering         $500,000,000         $500,000,000              $200,000,000
Commission, Spread, or Profit        1.75%                1.63%                     1.750%
Total Market Capitalization          N/A                  N/A                       N/A
Industry or Sector                   Energy               Energy                    Energy

Underwriter?                                              See above
Date of First Offering?                                   9/21/2005
Amount of Total Offering?                                 $500,000,000
Portfolio Assets on Trade Date?                           -
High Yield Trust                                          -
Strategic Bond Trust                                      -
% of Portfolio Assets applied to Purchase?                -
High Yield Trust                                          -
Strategic Bond Trust                                      0.06%
Test Set Forth in paragraph (B)(4) of the
  Trust's Rule 10f-3 Procedures regarding
  the amount of Securities to be Purchased
  by the Fund Satisfied?                                  Yes

                               JOHN HANCOCK TRUST
                                 CORE BOND TRUST
                    MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                        QUARTER ENDED SEPTEMBER 30, 2005

                                      10 f-3 TRANSACTIONS
------------------------------------------------------------------------------------------------
                                                       EXECUTION       SELLING       TOTAL PRICE
SECURITY                        PAR         DATE         PRICE        CONCESSION        PAID
--------                      -------     ---------    ---------      ----------     -----------
Marsh & McLennan Cos.         125,000     9/13/2005    99.752         0              $124,690

                                 CORE BOND TRUST
                        PROCEDURES PURSUANT TO RULE 10f-3

(1)    Name of Underwriter and                           Citigroup & Goldman, Sachs & Company
       Underwriting Syndicate Members                    Bank of America, UBS, Wachovia,
                                                         Deutsche Bank Securities, Merrill Lynch &
                                                         Company

(2)    Names of Issuers                                  Marsh & McLennan Companies, Inc.

(3)    Title of Securities                               5.75% Notes due 9/15/2015

(4)    Date of First Offering                            9/13/2005

(5)    Amount of Total Offering                          $750MM

(6)    Unit Price of Offering                            $99.752
       Comparable Securities
       (1) AON Corporation 7.375% 12/14/2012
       (2) Genworth Financial 5.75% 6/15/2014
       (3) Healthcare Realty Trust 5.125% 4/1/2014

(7)    Underwriting Spread or
       Commission                                        Core Bond Trust paid
                                                         no commission or fees
                                                         to the underwriter
                                                         for this transaction.

(8)    Years of Issuer's Operations                      9.75 years

(9)    Trade Date                                        9/13/2005

(10)   Portfolio Assets on Trade Date                    $284,982,795

(11)   Price Paid per Unit                               $99.752

(12)   Total Price Paid by Portfolio                     $124,690.00

(13)   Total Price Paid by Portfolio (12) plus           $4,987,600.00
       Total Price Paid for same securities by
       other portfolios for which subadviser acts as
       investment adviser

(14)   % of Portfolio Assets                                   <1%
       Applied to Purchase

(15)   Test set forth in paragraph (B)(4) of the         yes
       Trust's Rule 10f-3 Procedures regarding the
       amount of Securities to be Purchased by the
       Fund is satisfied?

(16)   Prohibitions set forth in paragraph (B)(5) of    not violated
       the Trust's Rule 10f-3 Procedures regarding
       purchases by an Officer, Trustee or employee
       of the Trust have not been violated?

(17)   Years of Continuous Operation                     100 years
       (unless municipal security, see below)

(18)   Have the conditions in paragraphs (B)(1)(a),     yes
       (B)(1)(b) and (B)(1)(c) of the Trust's Rule
       10f-3 Procedures regarding the type of
       Securities eligible for Purchase, the time of
       purchase and the type of underwriting,
       respectively, been satisfied?

Certification given by Wells Capital Management that the Rule 10f-3 transaction described above was effected in compliance with the Trust's Rule 10f-3 procedures.

                               JOHN HANCOCK TRUST
                                  VISTA TRUST
            MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                        FOR THE PERIOD DECEMBER 31, 2005

                                                     10 f-3 TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
                                                                       ALL                  SECURITY               % OF NET
TRADE    SETTLEMENT SECURITY    DEAL                    SIZE OF    UNDERWRITING AFFILIATED  PURCHASED              ASSETS ON
DATE        DATE      NAME      TYPE    SHARES PRICE    OFFERING      MEMBERS   UNDERWRITER   FROM       SPREAD      TRADE
-------- ---------- --------- --------- ------ ------ ------------ ------------ ----------- --------- ------------ ---------
                     E*Trade  Secondary                                                     Raymond
11/16/05 11/22/05   Financial Offering   1,919 $18.00 $649,999,998 See below    JPMorgan    James     $0.585/3.25%    0.055%

ISSUER AND COMPARISON INFORMATION    THIS PURCHASE              COMPARABLE - 1             COMPARABLE - 2
---------------------------------   --------------             ---------------           ----------------
Issuer                              E*Trade Financial          Scottish Re Group         Platinum Underwriters
Years of Issuer's Operations              >3                          >3                          >3
Market on Which Traded                   NYSE                        NYSE                        NYSE
Purchase/Trade Date                    11/16/2005                 12/15/2005                   11/30/2005
Offering Price                           $18.00                     $24.00                       $30.15
Principal Amount of Offering           $649,999,998               $225,600,000                $219,394,013
Spread                                 $0.585/3.25%              $1.14/4.75%                 $1.3568/4.50%
Industry or Sector                      Brokerage                  Insurance                   Insurance

Date of First Offering?                  11/16/2005
Amount of Total Offering?               $649,999,998
Portfolio Net Assets on Trade Date?     $61,932,487
% of Portfolio Assets applied to           0.055%
Purchase?
Test Set Forth in paragraph (B)(4) of       Yes
the Trust's Rule 10F-3 Procedures
regarding the amount of Securities to be Purchased by the fund satisfied?

* UNDERWRITERS
Joint Lead Managers   Co-Lead Manager(s)
Morgan Stanley        Harris Nesbitt
JPMorgan              BNY Capital Markets, Inc.
                      Freidman Billings Ramsey
                      Raymond James
                      Sandler O'Neill & Partners, L.P.
                      U.S. Bancorp Investments, Inc.
                      Wells Fargo Securities

                               JOHN HANCOCK TRUST
    HIGH YIELD TRUST, U.S. GOVERNMENT SECURITIES TRUST, STRATEGIC BOND TRUST
                             AND SPECIAL VALUE TRUST
               MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
                           QUARTER ENDED JUNE 30, 2005

                               17a-7 TRANSACTIONS

SECURITY        SHARES/PAR  DATE  BUY/SELL  EXECUTION PRICE  CLOSING PRICE  NET PROCEEDS
--------------  ----------  ----  --------  ---------------  -------------  ------------
None to Report

                               17e-1 TRANSACTIONS

SECURITY        SHARES/PAR  DATE  BUY/SELL  EXECUTION PRICE  CLOSING PRICE  COMMISSIONS PAID
--------------  ----------  ----  --------  ---------------  -------------  ----------------
None to Report

                               10f-3 TRANSACTIONS

SECURITY                SHARES/PAR     DATE     EXECUTION PRICE  SELLING CONCESSION  NET PROCEEDS
----------------------  ----------  ----------  ---------------  ------------------  ------------
STRATEGIC BOND TRUST
Chesapeake Energy Corp     575,000   4/13/2005  $         99.07       1.63%            569,646.00

                               JOHN HANCOCK TRUST
                              STRATEGIC BOND TRUST
                                RULE 10f-3 REPORT
                       FOR THE QUARTER ENDED JUNE 30, 2005

COMPLIANCE REPORT
The 10f-3 transaction information for second quarter 2005 is listed below:

                                                                                              SIZE OF               ALL
TRADE DATE SETTLEMENT DATE   SECURITY NAME   TICKER SYMBOL DEAL TYPE # OF SHARES   PRICE      OFFERING     UNDERWRITING MEMBERS
---------- --------------- ----------------- ------------- --------- ----------- --------- -------------- ------------------------
                                                                                                          LEHMAN, BANC OF AMERICA,
4/13/2005  4/19/2005       CHESAPEAKE ENERGY     CHK        Sr. Nts    600,000   $   99.07 $  600,000,000    CSFB, DB, UBS

AFFILIATED   SECURITY PURCHASED  COMMISSION, SPREAD  % OF ASSETS
UNDERWRITER         FROM              OR PROFIT        ON TRADE
-----------  ------------------  ------------------  -----------
Citigroup
Global
Markets,      LEHMAN BROTHERS          1.63%            0.06%
Inc.

All transactions have been properly accounted for in accordance with JHT's procedures. The purchase described in this report was executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of John Hancock Trust.

                 JOHN HANCOCK TRUST - RULE 10f-3 PURCHASE REPORT

SECURITY NAME / SYMBOL: CHESAPEAKE ENERGY CHK

ISSUE INFORMATION AND COMPARISON    THIS PURCHASE    COMPARABLEISSUE - 1  COMPARABLE ISSUE- 2  COMPARABLE ISSUE - 3
--------------------------------  -----------------  -------------------  -------------------  --------------------
Issuer                                  CHK               AMERIGAS            TENASKA
Years of Issuer's Operations             >3                  >3                  >3
Market on Which Traded            Private Placement   Private Placement    Private Placement
Purchase / Trade Date                 4/13/2005           4/13/2005            6/13/2005
Offering Price                         $99.07                100                100
Principal Amount of Offering        $600,000,000        $415,000,000         $361,000,000
Commission, Spread, or Profit           1.63%               0.96%              1.63%
Total Market Capitalization              N/A                 N/A                N/A
Industry or Sector                     ENERGY              ENERGY              ENERGY

Underwriter?                           See attached
Date of First Offering?                   4/13/2005
Amount of Total Offering?         $     600,000,000
Portfolio Assets on Trade Date?
High Yield Trust                                  -
Strategic Bond Trust              $1,015,846,548.00
% of Portfolio Assets applied to
 Purchase?
High Yield Trust
Strategic Bond Trust                           0.06%
Test Set Forth in paragraph (B)
(4) of Procedures Satisfied?                    Yes

                               J0HN HANCOCK TRUST
                                   VALUE TRUST

                    RULE 17A-7 TRANSFER OF SECURITIES REPORT
                                RULE 10f-3 REPORT
        RULE 17e-1 BROKERAGE TRANSACTIONS WITH AFFILIATED PERSONS REPORT
                       FOR THE QUARTER ENDED JUNE 30, 2005

COMPLIANCE REPORT

17e-1 TRANSACTIONS:

TRADE DATE  SHARES  COMMISSION   RATE      AMOUNT      PRICE  REASON      CUSIP            SECURITY NAME           SIDE (BUY/SELL)
----------  ------  ----------  ------  -------------  -----  -------   ---------  ------------------------------  ---------------
04/05/2005  23,500      998.75  0.0425     336,418.95  14.27  RESEARCH  844741108  SOUTHWEST AIRLINES CO                  B
04/12/2005  21,800      926.50  0.0425     785,713.23  36.09  RESEARCH  281020107  EDISON INTERNATIONAL USD COM           S
04/12/2005   9,300      395.25  0.0425     335,189.59  36.09  RESEARCH  281020107  EDISON INTERNATIONAL USD COM           S
05/10/2005   3,150      133.88  0.0425     133,456.37  42.32  RESEARCH  689899102  OUTBACK STEAKHOUSE INC USD COM         B
05/11/2005  13,650      580.13  0.0425     575,287.44  42.10  RESEARCH  689899102  OUTBACK STEAKHOUSE INC USD COM         B
05/13/2005   5,900      250.75  0.0425     243,421.02  41.22  RESEARCH  689899102  OUTBACK STEAKHOUSE INC USD COM         B
05/24/2005  18,040      766.70  0.0425     439,789.56  24.42  RESEARCH  552078107  LYONDELL CHEMICAL CO USD COM           S
05/26/2005  10,700      454.75  0.0425     211,895.31  19.76  RESEARCH  69831Y105  PANAMSAT HOLDING CORP                  B
05/27/2005   5,050      214.63  0.0425     123,691.03  24.54  RESEARCH  535679104  LINENS 'N THINGS INC USD COM           S
06/07/2005   7,200      306.00  0.0425     269,495.28  37.39  RESEARCH  459506101  INTL FLAVORS & FRAGRANCES INC          B
06/07/2005   2,150       91.38  0.0425      94,455.74  43.89  RESEARCH  689899102  OUTBACK STEAKHOUSE INC USD COM         B
06/22/2005  25,870    1,099.48  0.0425   1,008,034.09  39.01  RESEARCH  281020107  EDISON INTERNATIONAL USD COM           S
06/23/2005   7,950      337.88  0.0425     365,072.75  45.88  RESEARCH  689899102  OUTBACK STEAKHOUSE INC USD COM         B
06/30/2005  12,800      544.00  0.0425     578,551.04  45.16  RESEARCH  689899102  OUTBACK STEAKHOUSE INC USD COM         B
04/15/2005  17,100      726.75  0.0425     611,237.85  35.79  RESEARCH  281020107  EDISON INTERNATIONAL USD COM           S
05/03/2005   9,500      403.75  0.0425     186,523.95  19.59  RESEARCH  208464883  CONSECO INC                            B
                    ----------          -------------
                    $ 8,230.58          $   6,298,233
                    ==========          =============

Notes:

The security type for all transactions is Agency.
The broker for each transaction was Morgan Stanley.

All transactions have been properly accounted for in accordance with JHT's procedures.

The commission received is reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period

10f-3 TRANSACTIONS:

                                                                                                   SIZE OF
                                                                                                  OFFERING   ALL UNDERWRITING
TRADE DATE SETTLEMENT DATE     SECURITY NAME       TICKER SYMBOL  DEAL TYPE    # SHARES   PRICE    (SHARES)        MEMBERS
---------- --------------- ----------------------- ------------- ------------- --------- ------- ----------- -----------------------
 5/4/2005    5/10/2005     Lazard Ltd                  LAZ       Primary Offer   269,400 $ 25.00  34,183,162 Goldman, Merrill,
                                                                                                             Citigroup, First
                                                                                                             Boston, JP Morgan
5/10/2005    5/13/2005     Warner Music Group Corp     WMG       Primary Offer   304,300 $ 17.00  32,600,000 Goldman, Deutsche Bank,
                                                                                                             Smith Barney, Bear
                                                                                                             Stearns

AFFILIATED      SECURITY PURCHASED  COMMISSION, SPREAD OR  % OF ASSETS ON
UNDERWRITER          FROM                  PROFIT               TRADE
--------------  ------------------  ---------------------  --------------
Morgan Stanley       Goldman                 0.75               2.315

Morgan Stanley       Goldman                 0.48               1.787

All transactions have been properly accounted for in accordance with JHT's procedures.

17a-7 TRANSACTIONS:

Section 17(a) under the Investment Company Act of 1940 generally prohibits an affiliated person or principal underwriter of an investment company from buying or selling securities or other properties to or from the fund. Rule 17a-7 provides an exemption from this prohibition for transactions between a fund and other funds or other advisory accounts managed by the same investment adviser, subject to certain conditions.

The trust listed above participated in the following cross transactions during the period:

TRADE DATE  TIME       SECURITY                  SELLING FUND                           BUYING FUND                SHARES PRICE*
---------- ------ --------------------- --------------------------------- ---------------------------------------- ------ ------
04/13/2005 3:20pm Panamsat Holding Corp Morgan Stanley - Select Utilities                                           1,900  17.15
                                        Portfolio
04/13/2005 3:20pm Panamsat Holding Corp Morgan Stanley - Select Utilities                                           3,100  17.15
                                        Portfolio
04/13/2005 3:20pm Panamsat Holding Corp Morgan Stanley - Select Utilities                                           4,000  17.15
                                        Portfolio
04/13/2005 3:20pm Panamsat Holding Corp Morgan Stanley - Select Utilities                                           4,600  17.15
                                        Portfolio
04/13/2005 3:20pm Panamsat Holding Corp Morgan Stanley - Select Utilities                                           3,400  17.15
                                        Portfolio
                                                                          VanKampen Series Funds - American Value,
04/13/2005 3:20pm Panamsat Holding Corp                                   Universial Institutional Funds (Morgan    4,600  17.15
                                                                          Stanley) -
                                                                          MidCap, JH Trust - Value Trust

                                                                          VanKampen Series Funds - American Value,
04/13/2005 3:20pm Panamsat Holding Corp                                   Univerisal Institutional Funds (Morgan    4,000  17.15
                                                                          Stanley) -
                                                                          MidCap, JH Trust - Value Trust

                                                                          VanKampen Series Funds - American Value,
04/13/2005 3:20pm Panamsat Holding Corp                                   Univerisal Institutional Funds (Morgan    3,100  17.15
                                                                          Stanley) -
                                                                          MidCap, JH Trust - Value Trust

                                                                          VanKampen Series Funds - American Value,
04/13/2005 3:20pm Panamsat Holding Corp                                   Univerisal Institutional Funds (Morgan    1,900  17.15
                                                                          Stanley) -
                                                                          MidCap, JH Trust - Value Trust

                                                                          VanKampen Series Funds - American Value,
04/13/2005 3:20pm Panamsat Holding Corp                                   Univerisal Institutional Funds (Morgan    3,400  17.15
                                                                          Stanley) -
                                                                          MidCap, JH Trust - Value Trust

*Last sale price at the time of trade

All transactions have been properly accounted for in accordance with JHT's procedures.

MORGAN STANLEY INVESTMENT MANAGEMENT - RULE 10f-3 PURCHASE REPORT    Page 1 of 2

 SECURITY NAME/SYMBOL: LAZARD LIMITED

                                                                                                                       COMPARABLE
A. ISSUER INFORMATION AND COMPARISON     THIS PURCHASE            COMPARABLE ISSUE - 1      COMPARABLE ISSUE - 2       ISSUE - 3**
------------------------------------ ------------------------ --------------------------- --------------------------- --------------
1. Issuer                               Lazard Limited        International Securities    optionsXpress Holdings,
                                                                      Exchange                       Inc.
2. Market on Which Traded            New York Stock Exchange        York Stock Exchange              NASD
   Purchase/Trade Date (
   must be first date
3. of offering)                            May 2, 2005               March 14, 2005            February 1, 2005
4. Offering Price                            $25.00                      $18.00                     $16.50
5. Principal Amount of Offering           $854,579,050                $180,887,544               $198,000,000
6. Commission, spread or profit              $1.25                       $1.26                       $1.15
7. Total Market Capitalization             446,129,000                  129,478,000               66,503,000
8. Industry or Sector                Investment Banks/Brokers     Investment Bank/Brokers     Investment Bank/Brokers

**FOR FIXED INCOME ONLY

B.    OFFERING AND PURCHASE INFORMATION

1.    Will the securities be purchased at a price that is not higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) and will the purchase take place no later than the first full business day on
      which sales are made? (YES/NO)                                              Yes

2.    Is the Offering one or more of the following: a Registered U.S. Offering,
      an Eligible Foreign Offering, or an Eligible Rule 144A Offering? (YES/NO)   Yes

3.    Is the Amount Purchased less than 25% of aggregate amount of securities offered pursuant to one or more of the following: a Registered U.S.
      Offering, an Eligible Foreign Offering, an Eligible Municipal Security, or
      an Eligible Rule 144A Offering? (YES/NO)                                    Yes

4.    Is the Commission, spread or profit reasonable as compared to similar
      transactions? (YES/NO)                                                      Yes

5.    Is the Offering a Firm Commitment Underwriting? (YES/NO)                    Yes

6.    If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any Morgan Stanley affiliate and that no such affiliate will receive compensation in
      connection with the transaction? (YES/NO)                                   Yes

7.    Has each executing broker represented that no Morgan Stanley affiliate
      will receive compensation in connection with the transaction? (YES/NO)      Yes

8.    Has the issuer (including the operations of any predecessors) been in
      operation at least three years (other than municipal issuers)? (YES/NO)     Yes

9.    For Municipal Issuers - (i) does the issuer have at least three years of continuous operation and does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization? -
      or - (ii) if the issuer does not have at least three years of continuous operation, does the issue have one of the three highest ratings from at
      least one Nationally Recognized Statistical Rating Organization? (YES/NO)   N/A

10.   Is the Affiliated Broker-Dealer a Manager or Co-Manager? (YES/NO)           Yes

A FINAL PROSPECTUS MUST BE INCLUDED WITH THIS CHECKLIST

NOTE: A LIST OF THE UNDERWRITING SYNDICATE MEMBERS SET FORTH IN THE PROSPECTUS FOR THIS SECURITY IS MAINTAINED IN THE RECORDS OF THE FUND WITH THIS SCHEDULE.

MORGAN STANLEY INVESTMENT MANAGEMENT - RULE 10f-3 PURCHASE REPORT

      SECURITY NAME/SYMBOL: LAZARD LIMITED                           Page 2 of 2

      FUND PURCHASE INFORMATION                  FUND 1                   FUND 2             FUND 3             FUND 4
--------------------------------------- ---------------------------- ------------------ ---------------- -------------------------
1.    Fund Name                         Universal Institutional Fund John Hancock Trust MS Mid Cap Value MSIF Trust - Mid Cap Port
2.    Amount of Purchase                         354500                   269400             302000             171300
3. *  Purchased From( Multiple Brokers)       Goldman Sachs            Goldman Sachs      Goldman Sachs      Goldman Sachs
4.    % of Principal Amount of Offering
      a. Purchased by Fund                        1.037%                  0.788%             0.883%              0.501%
      b. Purchased by Associated Funds            3.351%                  3.600%             3.505%              3.887%
5.    Sum of 4(a) and (b)                         4.388%                  4.388%             4.388%              4.388%
6.    % of Each Fund's Total Assets               2.361%                  2.355%             2.358%              2.363%

      SIGNATURES                     FUND 1          FUND 2            FUND 3            FUND 4
------------------------------- ----------------  ----------------- ----------------- -----------------
1.  Portfolio Manager Signature /Thomas Bastian / /Thomas Bastian / /Thomas Bastian / /Thomas Bastian /
2.  Name/Title                  Thomas Bastian VP Thomas Bastian VP Thomas Bastian VP Thomas Bastian VP
3.  Date                        May 4, 2005       May 4, 2005       May 4, 2005       May 4, 2005

MORGAN STANLEY INVESTMENT MANAGEMENT - RULE 10f-3 PURCHASE REPORT   Page 1 of 2

      SECURITY NAME/SYMBOL: WARNER MUSIC GROUP, INC.

A. ISSUER INFORMATION AND COMPARISON    THIS PURCHASE           COMPARABLE ISSUE - 1   COMPARABLE ISSUE - 2  COMPARABLE ISSUE - 3**
------------------------------------ ------------------------ ------------------------ --------------------- ----------------------
1. Issuer                            Warner Music Group Corp. DreamWorks Animation SKG   World Poker Tour
2. Market on Which Traded            New York Stock Exchange           NYSE                    NASD
3. Purchase/Trade Date (must be
   first date of offering)                May 13, 2005            November 2, 2004        August 9, 2004
4. Offering Price                            $17.00                    $28.00                 $8.00
5. Principal Amount of Offering           $554,200,000             $ 812,000,000            $32,000,000
6. Commission, spread or profit               $0.81                    $1.61                  $0.56
7. Total Market Capitalization            2,376,000,000             899,782,000             27,213,959
8. Industry or Sector                 Movies/Entertainment      Movies/Entertainment    Movies/Entertainment

      **FOR FIXED INCOME ONLY

B. OFFERING AND PURCHASE INFORMATION

1.    Will the securities be purchased at a price that is not higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) and will the purchase take place no later than the first full business day on
      which sales are made? (YES/NO)                                                                YES

2.    Is the Offering one or more of the following: a Registered U.S. Offering,
      an Eligible Foreign Offering, or an Eligible Rule 144A Offering? (YES/NO)                     YES

3.    Is the Amount Purchased less than 25% of aggregate amount of securities offered pursuant to one or more of the following: a Registered U.S.
      Offering, an Eligible Foreign Offering, an Eligible Municipal Security, or
      an Eligible Rule 144A Offering? (YES/NO)                                                      YES

4.    Is the Commission, spread or profit reasonable as compared to similar                         YES
      transactions? (YES/NO)

5.    Is the Offering a Firm Commitment Underwriting? (YES/NO)                                      YES

6.    If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any Morgan Stanley affiliate and that no such affiliate will receive compensation in
      connection with the transaction? (YES/NO)                                                     YES

7.    Has each executing broker represented that no Morgan Stanley affiliate
      will receive compensation in connection with the transaction? (YES/NO)                        YES

8.    Has the issuer (including the operations of any predecessors) been in
      operation at least three years (other than municipal issuers)? (YES/NO)                       YES

9.    For Municipal Issuers - (i) does the issuer have at least three years of continuous operation and does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization? -
      - or - (ii) if the issuer does not have at least three years of continuous operation, does the issue have one of the three highest ratings from at
      least one Nationally Recognized Statistical Rating Organization? (YES/NO)                     N/A

10.   Is the Affiliated Broker-Dealer a Manager or Co-Manager? (YES/NO)                             YES

A FINAL PROSPECTUS MUST BE INCLUDED WITH THIS CHECKLIST

NOTE: A LIST OF THE UNDERWRITING SYNDICATE MEMBERS SET FORTH IN THE PROSPECTUS FOR THIS SECURITY IS MAINTAINED IN THE RECORDS OF THE FUND WITH THIS SCHEDULE.

MORGAN STANLEY INVESTMENT MANAGEMENT - RULE 10f-3 PURCHASE REPORT

      SECURITY NAME/SYMBOL: WARNER MUSIC GROUP, INC.               Page 2 of 2

     FUND PURCHASE INFORMATION                     FUND 1                   FUND 2            FUND 3               FUND 4
--------------------------------------  ---------------------------- ------------------ ----------------  -------------------------
1.   Fund Name                          Universal Institutional Fund John Hancock Trust MS Mid Cap Value  MSIF Trust - Mid Cap Port
2.   Amount of Purchase                           401200                    304300           341700                195500
3. * Purchased From( Multiple Brokers)         Goldman Sachs            Goldman Sachs      Goldman Sachs        Goldman Sachs
4.   % of Principal Amount of Offering
     a. Purchased by Fund                         1.231%                    0.933%           1.048%                0.600%
     b. Purchased by Associated Funds             5.518%                    5.815%           5.700%                6.149%
5.   Sum of 4(a) and (b)                          6.748%                    6.748%           6.748%                6.748%
6.   % of Each Fund's Total Assets                1.817%                    1.809%           1.814%                1.834%

     SIGNATURES                                 FUND 1                FUND 2              FUND 3             FUND 4
--------------------------------           ------------------   -----------------   -----------------  -----------------
1.   Portfolio Manager Signature           /Thomas Bastian /    /Thomas Bastian /   /Thomas Bastian /  /Thomas Bastian /
2.   Name/Title                            Thomas Bastian VP    Thomas Bastian VP   Thomas Bastian VP  Thomas Bastian VP
3.   Date                                  May 10, 2005         May 10, 2005        May 10, 2005       May 10, 2005

                         WELLS CAPITAL MANAGEMENT, INC.

                               JOHN HANCOCK TRUST

              QUARTERLY COMPLIANCE REPORT TO THE BOARD OF TRUSTEES

                           U.S. HIGH YIELD BOND TRUST

                                 CORE BOND TRUST

                      FOR THE QUARTER ENDING JUNE 30, 2005

                         Wells Capital Management, Inc.

Wells Capital Management, Inc., as subadvisor for the John Hancock Core Bond Trust and the U. S. High Yield Bond Trust, confirms that all transactions have been processed and properly accounted for in accordance with the John Hancock Trust policies and procedures.

/s/ Monica Poon
-------------------------------------
Monica Poon
Chief Compliance Officer

Date: July 13, 2005

                               JOHN HANCOCK TRUST
                           U.S. HIGH YIELD BOND TRUST
                   MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                           QUARTER ENDED JUNE 30, 2005

                               17a-7 TRANSACTIONS

                                                     EXECUTION
SECURITY              PAR      DATE    BUY/SELL        PRICE      CLOSING PRICE    NET PROCEEDS
--------              ---      ----    --------      ---------    -------------    ------------
None to Report

                               17E-1 TRANSACTIONS

                                                     EXECUTION                     COMMISSIONS
SECURITY              PAR      DATE    BUY/SELL        PRICE      CLOSING PRICE       PAID
--------              ---      ----    --------      ---------    -------------    -----------
None to Report

                               10F-3 TRANSACTIONS

                                       EXECUTION       SELLING    TOTAL PRICE
SECURITY              PAR      DATE      PRICE       CONCESSION      PAID
--------              ---      ----    ---------     ----------   -----------
None to Report

                               JOHN HANCOCK TRUST
                                CORE BOND TRUST
                   MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                           QUARTER ENDED JUNE 30, 2005

                               17a-7 TRANSACTIONS

                                                     EXECUTION
SECURITY              PAR      DATE    BUY/SELL        PRICE      CLOSING PRICE    NET PROCEEDS
--------              ---      ----    --------      ---------    -------------    ------------
None to Report

                               17E-1 TRANSACTIONS

                                                     EXECUTION                     COMMISSIONS
SECURITY              PAR      DATE    BUY/SELL        PRICE      CLOSING PRICE       PAID
--------              ---      ----    --------      ---------    -------------    -----------
None to Report

                               10F-3 TRANSACTIONS

                                                EXECUTION      SELLING    TOTAL PRICE
SECURITY              PAR          DATE           PRICE      CONCESSION      PAID
-----------------     ---        ---------      ---------    ----------   -----------
Nationwide Health     210,000    5/11/2005        97.769        0         $ 205,315

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

Internal Report Form

                             JOHN HANCOCK CORE BOND
                         PROCEDURES PURSUANT TO RULE 10f-3

(1)   Name of Underwriter and            JP Morgan
      Underwriting Syndicate Members     Bank of America, UBS, Wachovia, Calyon,
                                         Cohen & Steers, KeyBanc and Wells Fargo

(2)   Names of Issuers                   Nationwide Health Properties, Inc.

(3)   Title of Securities                6% Notes due 5/20/2015

(4)   Date of First Offering             5/11/2005

(5)   Amount of Total Offering           $250MM

(6)   Unit Price of Offering             $97.769

      Comparable Securities

      (1) Healthcare REIT Inc 5.875% 5/15/2015

      (2) Healthcare Property Investment Inc. 5.625% 5/1/2017

      (3) Healthcare Realty Trust 5.125% 4/1/2014

(7)   Underwriting Spread or Commission  John Hancock Core Bond Trust paid no commission or fees to the underwriter
                                         for this transaction.

(8)   Years of Issuer's Operations       9.75 years

(9)   Trade Date                         5/11/2005

(10)  Portfolio Assets on Trade Date     $ 222,746,923

(11)  Price Paid per Unit                $ 97.769

(12)  Total Price Paid by Portfolio      $ 205,314.90

(13) Total Price Paid by Portfolio (12) $ 9,776,900.00 plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

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

(14) % of Portfolio Assets Applied to Purchase       < 1 %


(15)  Test set forth in paragraph (B)(4) of           yes
      Procedures regarding the amount of securities to be Purchased by the fund is satisfied?

(16)  Prohibitions set forth in paragraph (B)(5) of   not violated
      Procedures not violated?

(17)  Years of Continuous Operation (unless           9.75 years
      municipal security, see below)

(18)  Municipal Security - Received a rating in       n/a
      compliance with paragraph (A)(4) of the
      Procedures?

(19)  Have the conditions in paragraphs (B)(l)(a),    yes
      (B)(l)(b) and (B)(l)(c)
      of the Trust's Rule 10F-3 Procedures regarding the type of securities eligible for purchase, the time of purchase and the type of underwriting, respectively, been satisfied?

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

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